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                                                                  EXHIBIT 10.10A


                                  AMENDMENT TO
                          KEY EMPLOYEE STOCK AGREEMENT



         THIS AMENDMENT TO KEY EMPLOYEE STOCK AGREEMENT (the "Amendment") is made and entered into this __ day of August, 2000 by and between Advanced Switching Communications, Inc., a Delaware corporation (the "Company"), and the undersigned employee and stockholder of the Company (the "Key Employee").

         WHEREAS, the Company and the Key Employee are parties to a Key Employee Stock Agreement (the "Agreement");

         WHEREAS, the Company has filed a registration statement with the Securities and Exchange Commission in connection with a proposed initial public offering of the Company's common stock (the "Initial Public Offering");

         WHEREAS, the parties desire to amend the Agreement to provide for the termination of certain provisions of the Agreement following the closing of the Initial Public Offering as set forth in this Amendment;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1.       Amendments

                  1.1. Definition of Shares. Section 1 is hereby amended by deleting paragraph (e) thereof in its entirety and substituting therefor the following:

                  "'Shares' means (i) the shares of common stock of the Company acquired by Key Employee in connection with the execution of this Agreement, (ii) any subdivision of such Shares, (iii) the payment of a dividend in Shares with respect to such Shares, and/or (iv) any other securities issuable with respect to such Shares without consideration or into which such Shares are transformed as the result of a merger, consolidation, or recapitalization."

                  1.2. Definition of Initial Public Offering. Section 1 is hereby amended by adding the following immediately following subsection 1(h):

                  "(i) "Initial Public Offering" shall mean the initial public offering of the Company's common stock pursuant to an effective registration statement under the Securities Act of 1933."
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         1.3.     The Company's Repurchase Rights. Section 4 of the Agreement is
hereby amended by designating the existing paragraph as subsection "(a)" and adding the following paragraph as subsection "(b)":

                  "(b)     The Company's repurchase rights pursuant to Section
4(a) shall terminate:

                           (1)      with respect to 50% of the Shares,
                                    immediately after the closing of the Initial
                                    Public Offering;

                           (2) with respect to 25% of the Shares, on the date six months after the closing of the Initial Public Offering; and

                           (3) with respect to 25% of the Shares, on the date one year after the closing of the Initial Public Offering."

         1.4. First Right of Refusal. Section 8 of the Agreement is hereby amended by designating the existing paragraph as subsection "(a)" and adding the following paragraph as subsection "(b)":

                  "(b)     The Company's rights of first refusal pursuant to
                  Section 8(a) shall terminate:

                           (1)      with respect to 50% of the Shares,
                                    immediately after the closing of the Initial
                                    Public Offering;

                           (2) with respect to 25% of the Shares, on the date six months after the closing of the Initial Public Offering; and

                           (3) with respect to 25% of the Shares, on the date one year after the closing of the Initial Public Offering."

         1.5.     The Agreement is hereby amended to add the following Section
                  14:

                           "14. Termination of Certain Rights Upon Completion of IPO. Sections 5, 6 and 7 of this Agreement shall terminate and be of no further force or effect immediately upon the closing of the Company's Initial Public Offering.

2.       Miscellaneous.

                  2.1. No Other Amendment. As amended hereby the Agreement shall remain in full force and effect.


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                  2.2.     Governing Law. This Amendment shall be governed by
                           the laws of the Commonwealth of Virginia.

                  2.3. Counterparts. This Amendment may be executed in counterparts.

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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.


                       ADVANCED SWITCHING COMMUNICATIONS, INC.


                       By:
                          ------------------------------------------------------
                       Name:
                       Title:


                       KEY EMPLOYEE:


                          ------------------------------------------------------
                               [Signature]


                       Name of Key Employee:
                                              ----------------------------------

                       Date of original
                       Key Employee Stock Agreement:
                                                      --------------------------

                       Number of Shares Covered
                      (adjusted to reflect stock splits):
                                                           ---------------------



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